UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/04/2008

LeMaitre Vascular, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33092

Delaware	04-2825458
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

63 Second Avenue
Burlington, MA 01803
(Address of principal executive offices, including zip code)

781-221-2266
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On April 7, 2008, LeMaitre Vascular, Inc. (the "Company") and Rodger P. Nordblom and Peter C. Nordblom, as Trustees of Northwest Associates ("Landlord"), entered into a Third Amendment of Lease dated as of February 26, 2008 (the "Amendment"). The Amendment amends the Lease between the Company and Landlord dated as of March 31, 2003, that was filed as Exhibit 10.1 to the Company's Form S-1 Registration Statement filed with the Securites and Exchange Commission on April 25, 2006, as that Lease has been amended to date.

The Amendment extends the term of the Company's lease of its corporate headquarters in Burlington, Massachusetts, by six months (i.e., through September 30, 2009), at the same Annual Fixed Rent Rate as currently in effect. A copy of the Amendment is set forth as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 4, 2008, Kevin D. Kelly resigned from his position as the Company's Senior Vice President, North American Sales, in order to pursue other business opportunities.

On April 10, 2008, the Company named Robert V. Linden to replace Mr. Kelly in the capacity of Vice President, North American Sales. Mr. Linden has been a member of the Company's sales force since 2002, most recently serving as the Company's Director of Sales for the Eastern United States and Canada.

Item 7.01.    Regulation FD Disclosure

On April 10, 2008, the Company issued a press release announcing that Kevin D. Kelly, Senior Vice President, North American Sales, has departed the Company to pursue other interests, and that Robert V. Linden has been named Vice President, North American Sales, effective immediately. A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K.

The information set forth in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

The following exhibits are furnished as part of this report, where indicated:

(d) Exhibits.

Exhibit No.    Description

10.1                Third Amendment of Lease

99.1                Press release issued by LeMaitre Vascular, Inc. on April 10, 2008, furnished herewith.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LeMaitre Vascular, Inc.

Date: April 10, 2008	By:	/s/ Christopher H. Martin
Christopher H. Martin
Assistant Secretary

Exhibit Index

Exhibit No.	Description
EX-10.1	Third Amendment of Lease
EX-99.1	Press release issued by LeMaitre Vascular, Inc. on April 10, 2008, furnished herewith.